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EX-99

CAUTIONARY FACTORS

         CAUTIONARY FACTORS RELEVANT TO FORWARD-LOOKING INFORMATION

         CYTOTHERAPEUTICS, INC. (THE "COMPANY") WISHES TO CAUTION READERS THAT THE FOLLOWING IMPORTANT FACTORS, AMONG OTHERS, IN SOME CASES HAVE AFFECTED AND IN THE FUTURE COULD AFFECT THE COMPANY'S RESULTS AND COULD CAUSE ACTUAL RESULTS AND THE NEEDS AND FINANCIAL CONDITION OF THE COMPANY TO VARY MATERIALLY FROM FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY ON THE BASIS OF MANAGEMENT'S CURRENT EXPECTATIONS. THE BUSINESS IN WHICH THE COMPANY IS ENGAGED IS DEPENDENT ON UNPROVEN TECHNOLOGY, RAPIDLY CHANGING, EXTREMELY COMPETITIVE AND INVOLVES A HIGH DEGREE OF RISK, AND ACCURACY WITH RESPECT TO FORWARD-LOOKING STATEMENTS IS DIFFICULT.

         NO ASSURANCE OF FUTURE REVENUE FROM SALE OF ENCAPSULATED CELL TECHNOLOGY. In December, 1999, the Company sold its encapsulated cell therapy technology to Neurotech S.A. While the sale provides for the possibility of the Company receiving royalty and other payments from Neurotech, there can be no assurance that any such payments will be received and the Company does not anticipate receiving any material payments from Neurotech in the near future, if at all.

         NEED TO OBTAIN CORPORATE PARTNER OR PARTNERS TO SUPPORT STEM CELL DEVELOPMENT EFFORTS - The Company's ability to continue to fund the development of its neural and other stem cell technologies will be dependent on the Company's ability to reach appropriate partnering arrangements providing support for the Company's discovery and development efforts. While the Company has engaged, and expects to continue to engage, in discussions regarding such arrangements, the Company has not reached any agreement regarding any such arrangements and there can be no assurance that the Company will be able to obtain any such agreement.

         LACK OF LIQUIDITY AND CAPITAL RESOURCES - The Company has limited liquidity and capital resources and must obtain significant additional capital resources in order to sustain its product development efforts. The Company's ability to obtain additional capital will be substantially dependent on the Company's ability to obtain partnering support for its stem cell technology. The Company's liquidity and capital resources will be adversely affected to the extent that the Company is required to redeem common stock of the Company held by Genentech, Inc. under the terms of the Company's partnering agreement with Genentech regarding possible development of an encapsulated-cell product for the treatment of Parkinson's disease, which was terminated by Genentech in May 1998. In connection with the termination of the agreement, Genentech demanded that the Company redeem, at a price of $10.01 per share, shares of the Company's redeemable common stock held by Genentech in an amount equal to the amount of funds invested by Genentech to acquire such stock less the amount expended by the Company on the terminated program.

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         In July 1999, the Rhode Island Partnership for Science and Technology
("RIPSAT") alleged that the Company is in default under a funding agreement entered into with RIPSAT in 1989, and demanded payment of approximately $2.6 million. RIPSAT has since notified the Company demanding payment of the $2.6 million within thirty days (the notice period). While the Company has responded to RIPSAT that the Company is not in default under this agreement and expects to contest any attempt by RIPSAT to realize on its demand, it may be necessary or desirable for the Company to resolve its dispute with RIPSAT in connection with any possible transaction involving disposition of the Company's Rhode Island-based assets, including, without limitation, the Company's pilot manufacturing plant, which is financed by bonds insured by a Rhode Island state agency, and the Company has therefore engaged in settlement discussions with RIPSAT. There can be no assurance that this dispute will be resolved on a basis satisfactory to the Company. Any settlement payment to RIPSAT could have a material adverse effect on the Company's liquidity and capital resources.

         The Company continues to have substantial outstanding obligations in regard to its facilities in Rhode Island, including lease payments and operating costs of approximately $950,000 per year associated with its Science and Administration Facility (the "SAF") in Lincoln, Rhode Island, and debt service payments and operating costs of approximately $1,000,000 per year with respect to the Company's pilot manufacturing facility, also located in Lincoln, Rhode Island. The Company is currently seeking to sublicense the SAF and sell its pilot manufacturing facility, but there can be no assurance that the Company will succeed in these efforts. Failure to succeed in these efforts within a reasonable time period will have a material adverse effect on the Company's liquidity and capital resources.

         In order to sustain its product development efforts, substantial additional funds will be required to support the Company's research and development programs, for acquisition of technologies and intellectual property rights, for preclinical and clinical testing of its anticipated products, pursuit of regulatory approvals, acquisition of capital equipment, laboratory and office facilities, establishment of production capabilities and for general and administrative expenses. The Company's ability to obtain additional capital will be substantially dependent on the Company's ability to obtain partnering support for its stem cell technology and, in the near term, the sale of the Company's excess fixed assets and the Company's pilot manufacturing facility, as well as on the Company's ability to sublease the SAF. There can be no assurance that the Company will succeed in any or all of
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efforts, and failure to do so will have a material effect on the Company's liquidity and capital resources. Until the Company's operations generate significant revenues from product sales, the Company must rely on cash reserves and proceeds from equity and debt offerings, proceeds from the transfer or sale of its intellectual property rights, equipment or facilities, government grants and funding from collaborative arrangements, if obtainable, to fund its operations.

         The Company intends to pursue opportunities to obtain additional financing in the future through equity and debt financings, lease agreements related to capital equipment, grants and collaborative research arrangements. The source, timing and availability of any future financing will depend principally upon market conditions, interest rates and, more specifically, on the Company's progress in its exploratory, preclinical and clinical development programs. Lack of necessary funds may require the Company to delay, reduce or eliminate some or all of its research and product development programs or to license its potential products or technologies to third parties. No assurance can be given that funding will be available when needed, if at all, or on terms acceptable to the Company.

         The Company expects that its existing capital resources, income earned on invested capital, and, if available, proceeds from the sale of assets, out-licensing of technology and subleasing of facilities described above, will be sufficient to fund its operations into the first quarter of 2000. The Company's cash requirements may vary, however, depending on numerous factors. Lack of necessary funds may require the Company to delay, scale back or eliminate some or all of its research and product development programs and/or its capital expenditures or to license its potential products or technologies to third parties.

         EARLY STAGE DEVELOPMENT; HISTORY OF OPERATING LOSSES -Substantially all of the Company's revenues to date have been derived, and for the foreseeable future substantially all of the Company's revenues will be derived, from collaborative agreements, research grants and income earned on invested funds. The Company will incur substantial operating losses in the future as the Company conducts its research, development, clinical trial and manufacturing activities. The Company's stem cell technology is at the pre-clinical stage and has not yet led to the development of any proposed product. There can also be no assurance that any products that may be generated in the future in the Company's stem cell programs will: (i) survive and persist in the desired locations, (ii) provide the therapeutic benefits intended, (iii) properly differentiate and integrate into existing tissue in the desired manner, or (iv) not cause tumors or other side effects. There can be no assurance that the Company will achieve revenues from product sales or become profitable.

         FUTURE CAPITAL NEEDS; UNCERTAINTY OF ADDITIONAL FUNDING - The development of the Company's products will require the commitment of substantial resources to conduct the time-consuming research, preclinical development and clinical trials that are necessary for regulatory approvals and to establish production and marketing capabilities, if such approvals are obtained. The Company will need to raise
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substantial additional funds to continue its product development efforts and intends to seek such additional funds through partnership, collaborative or other arrangements with corporate sponsors, public or private equity or debt financings, or from other sources. Future cash requirements may vary from projections based on changes in the Company's research and development programs, progress in preclinical and clinical testing, the Company's ability to enter into, and perform successfully under, collaborative agreements, competitive and technological advances, the need to obtain proprietary rights owned by third parties, facilities requirements, changes in regulations and other factors. Lack of necessary funds may require the Company to delay, reduce or eliminate some or all of its research and product development programs or to license its potential products or technologies to third parties. No assurance can be given that funding will be available when needed, if at all, or on terms acceptable to the Company.

         REGULATORY CONCERNS REGARDING CELL THERAPY. There has been increasing regulatory concern about the risks of cell transplantation. The FDA has published a "Proposed Approach to Regulation of Cellular and Tissue-Based Products" which relates to the use of human cells. The Company cannot presently determine the effects of such actions or what other actions might be taken. Restrictions on the testing or use of cells, as human therapeutics, could adversely affect the Company's product development programs and the Company itself and could prevent the Company from producing and/or selling products or make the cost of production by the Company prohibitively high. See "Government Regulation."

         DEPENDENCE ON OUTSIDE PARTIES - The Company's strategy for the research, development, commercialization and marketing of its products contemplates that the Company will enter into various arrangements with corporate sponsors, pharmaceutical companies, universities, research groups and others. There is no assurance that the Company will be able to establish and maintain such arrangements on terms acceptable to the Company, or successfully perform its obligations under such arrangements. If any of the Company's collaborators terminates its relationship with the Company or fails to perform its obligations in a timely manner, the development or commercialization of the Company's product candidate or research program under such collaborative agreement may be adversely affected.

         NEED FOR AND UNCERTAINTY OF OBTAINING PATENT PROTECTION - Patent protection for products such as those the Company proposes to develop is highly uncertain and involves complex factual and evolving legal questions. No assurance can be given that any patents issued or licensed to the Company will not be challenged, invalidated or circumvented, or that the rights granted under such patents will provide competitive advantages to the Company. On the other hand, it is important for the Company to obtain patent protection. This is particularly true in the case of the Company's stem cell technology where the first person or entity to discover and patent a particular stem or progenitor cell may effectively block all others, meaning that it will be critically important to the Company's stem cell development efforts for the Company or its collaborators to be the first to discover any stem cell which the Company is seeking to discover. Failure to be the first to make such a discovery would likely force the Company
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to terminate or substantially modify its efforts directed toward the discovery of the discovered stem cell, and would likely have a substantial adverse effect on the Company.

         EXISTENCE OF THIRD PARTY PATENTS AND PROPRIETARY RIGHTS; NEED TO OBTAIN LICENSE - A number of pharmaceutical, biotechnology and other companies, universities and research institutions have filed patent applications or have been issued patents relating to cell therapy and other technologies potentially relevant to or required by the Company's potential products. The Company cannot predict which, if any, of such applications will issue as patents or the claims that might be allowed. The Company is aware that a number of entities have filed applications relating to stem and/or progenitor cells. The Company cannot predict the effect of existing patent applications and patents on future products. The Company may also be required to seek licenses from others in order to commercialize its technology. There can be no assurance that the Company will be able to obtain such licenses on acceptable terms, if at all, or that the patents underlying any such licenses will be valid and enforceable. See "Patents, Proprietary Rights and Licenses" in the Company's Annual Report on Form 10-K.

         GOVERNMENT REGULATION - The Company's research, preclinical development and clinical trials, as well as the manufacturing and marketing of its potential products, are subject to extensive regulation by governmental authorities in the United States and other countries. The process of obtaining FDA and other required regulatory approvals is lengthy, expensive and uncertain. There can be no assurance that the Company or its collaborators will be able to obtain the necessary approvals to commence or continue clinical testing or to manufacture or market its potential products in anticipated time frames, if at all. In addition, several legislative proposals have been made to reform the FDA. If such proposals are enacted they may result in significant changes in the regulatory environment the Company faces. These changes could result in different, more costly or more time consuming approval requirements for the Company's products, in the dilution of FDA resources available to review the Company's products, or in other unpredictable consequences. See "Government Regulation" in the Company's Annual Report on Form 10-K.

         SOURCES OF CELLS AND OTHER MATERIALS - There can be no assurance that the Company will successfully identify or develop sources of the cells required for its potential products and obtain such cells in quantities sufficient to satisfy the commercial requirements of its potential products.

         MANUFACTURING UNCERTAINTIES - There can be no assurance that the Company will be able to develop the capability of manufacturing any of its potential products at a cost or in the quantities necessary to make a commercially viable product, if at all.

         COMPETITION - Competitors of the Company are numerous and include major pharmaceutical and chemical companies, biotechnology companies, universities and other research institutions. In addition, most of the Company's competitors have substantially greater capital resources, experience in obtaining regulatory approvals and,
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in the case of commercial entities, experience in manufacturing and marketing pharmaceutical products, than the Company. There can be no assurance that the Company's competitors will not succeed in developing technologies and products that are more effective than those being developed by the Company or that would render the Company's technology and products obsolete or non-competitive. See "Competition" in the Company's Annual Report on Form 10-K.

         DEPENDENCE ON KEY PERSONNEL - The Company is highly dependent on the principal members of its management and scientific staff and certain of its outside consultants. Loss of the services of any of these individuals could have a material adverse effect on the Company's operations. In addition, the Company's operations are dependent upon its ability to attract and retain additional qualified scientific and management personnel. There can be no assurance the Company will be able to attract and retain such personnel on acceptable terms given the competition among pharmaceutical, biotechnology and health care companies, universities and research institutions for experienced personnel.

         REIMBURSEMENT AND HEALTH CARE REFORM - In both domestic and foreign markets, sales of the Company's potential products will depend in part upon the availability and amounts of reimbursement from third-party health care payor organizations, including government agencies, private health care insurers and other health care payors such as health maintenance organizations and self-insured employee plans. There is considerable pressure to reduce the cost of therapeutic products. There can be no assurance that reimbursement will be provided by such payors at all or without substantial delay, or, if such reimbursement is provided, that the approved reimbursement amounts will provide sufficient funds to enable the Company to sell its products on a profitable basis. See "Reimbursement and Health Cost Control" in the Company's Annual Report on Form 10-K.